Exhibit 10.01

                                                               August 16th, 2004


                        International Marketing Agreement

                           Official Termination Letter


     Between:     SOTA Instruments Inc. ("SOTA"), and
                  Essential Innovations Asia Limited ("EIAL"), and Essential Innovations Technology Corp. ("EITC")


     To:          Russell Torlage
                  President, SOTA


     From:        Mr. Jason McDiarmid
                  President/CEO, EIAL and EITC


     Re: Termination and Cancellation of the International Marketing Agreement, (the "Agreement") originally dated April 9th, 2002


It is hereby agreed between SOTA Instruments Inc., Essential Innovations Asia Limited and Essential Innovations Technology Corp. that as of the date of this letter of August 16th, 2004, the International Marketing Agreement dated April 9th, 2002, shall officially be terminated.

In cancellation of the Agreement, all parties wish to sincerely express to each other their gratitude in having worked together over the last couple of years, and to be clear about the fact that the cancellation of this agreement is based solely on the fact that each of the organizations is going in different directions with their collective businesses.

By executing this document, SOTA, EIAL and EITC agree to waive any of the 30 and/or 60-day notice provisions required under Section 10 - Clause 10.01 - 10.03 of the Agreement and to thereby willingly terminate the Agreement immediately.

IN WITNESS WHEREOF, SOTA, EIAL and EITC have caused this Agreement to be executed and delivered by the undersigned duly authorized officers as of the day and year first above written.


Essential Innovations Asia Limited, and             SOTA Instruments Inc.
Essential Innovations Technology Corp.


By:  /s/ Jason McDiarmid                             /s/ Russell Torlage
   -------------------------------                   ---------------------------
   Jason McDiarmid, President/CEO                    Russell Torlage, President